June 14, 2012

WBI ABSOLUTE RETURN BALANCED FUND
WBI ABSOLUTE RETURN DIVIDEND GROWTH FUND

(each a “Fund”, collectively the “Funds”)

No Load Shares
Institutional Shares

Each a series of Advisors Series Trust

Supplement dated June 14, 2012
to the Summary Prospectuses, Prospectus and
Statement of Additional Information (“SAI”)
each dated March 29, 2012

Effective May 1, 2012, the Funds’ investment adviser, WBI Investments, Inc., has determined to voluntarily reduce each Fund’s shareholder servicing plan fee accrual from 0.40% of each Fund’s average daily net assets to 0.00% of each Fund’s average daily net assets.  The decrease to the shareholder servicing plan fee accrual is for a temporary period and notification will be provided to shareholders in advance of any future increase.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.